Exhibit 10.3

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 1, 2019, is made by and among ENOVA INTERNATIONAL, INC., a Delaware corporation (“Parent”), certain wholly-owned Restricted Subsidiaries (as defined in the Credit Agreement defined below) of the Parent party hereto as borrowers (each such person and the Parent, individually, a “Borrower” and collectively, jointly and severally, the “Borrowers”), the guarantors party hereto (the “Guarantors”), the Lenders (as defined in the Credit Agreement defined below) party hereto (which constitute 100% of the Lenders as of the Third Amendment Effective Date (as defined below)), and TBK BANK, SSB, as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”).

RECITALS

A.The Borrowers, Guarantors, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 30, 2017, as amended by that certain First Amendment to Credit Agreement, dated as of April 13, 2018 and as amended by that certain Second Amendment to Credit Agreement, dated as of October 5, 2018 (as may be further amended, restated, extended, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);

B.Borrowers have requested (i) Lenders to extend the Maturity Date to June 30, 2022, and (ii) that certain amendments to the Credit Agreement be made subject to the terms and conditions as set forth in this Amendment; and

C.Administrative Agent and the Lenders have agreed to such extension of the Maturity Date and to make certain amendments to the Credit Agreement subject to the terms and conditions as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound agree as follows:

ARTICLE I
DEFINITIONS

1.01Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

ARTICLE II
AMENDMENTS

2.01Amendment to definition of “Bank Product Provider”. Effective as of the Third Amendment Effective Date, the definition of “Bank Product Provider” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (i) thereof to read in its entirety as follows:

(i) Veritex Community Bank, as successor in interest to Green Bank, N.A. and

2.02Amendment to definition of “Borrowing Base”.  Effective as of the Third Amendment Effective Date, the definition of “Borrowing Base” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)65% of the Eligible Accounts, minus

(i)two percent (2.0%) for each percent that Dilution exceeds twenty-five percent (25%) of the Eligible Accounts, until the advance rate equals fifty-three percent (53%), and

(ii)additional reductions below fifty-three percent (53%) of at least two percent (2.0%) for each percent that Dilution exceeds thirty-one percent (31%) unless a lesser reduction rate is approved by one hundred percent (100%) of the Lenders, plus

(b)unrestricted cash and cash equivalents of the Credit Parties to the extent held in deposit accounts either (x) maintained by the Revolving Agent and to which Borrowers have no access to such funds and (y) over which the Revolving Agent has Control (as such term is defined in the UCC pursuant to a full dominion Controlled Account Agreement), minus

(c)the aggregate amount of Reserves, if any, established by Administrative Agent.

Decreases permitted under Section (a)(i) above may be made from time to time by the Administrative Agent in the exercise of its Permitted Discretion, following ten (10) Business Days’ prior written notice to the Parent specifying in reasonable detail the reason for such reduction.

Decreases permitted under Section (a)(ii) above may be made by the Administrative Agent in its Permitted Discretion at any time and from time to time.

2.03Amendment to definition of “Maturity Date”.  Effective as of the Third Amendment Effective Date, the definition of “Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” shall mean June 30, 2022.

2.04Additions to Section 1.1.  Effective as of the Third Amendment Effective Date, Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order as follows:

“Dilution” means, as of any date of determination, calculated as set forth on the Dilution Statement on a trailing twelve-month basis, a percentage that is the result of dividing the dollar amount of:

(a) bad debt write-downs, charge-offs, discounts, credits, deductions, or other dilutive items as determined by Administrative Agent with respect to Borrowers’ Eligible Accounts (referred to as C/Os on the Dilution Statement) minus recoveries (referred to as Recoveries on the Dilution Statement), by

(b) the sum of, with respect to Eligible Accounts:

(i)Borrowers’ newly underwritten loans (referred to as Cons Written on the Dilution Statement) plus

(ii)renewals and refinances (referred to as Adjusted Sales on the Dilution Statement), plus

(iii)loan origination costs (referred to as Origin Costs on the Dilution Statement), plus

(iv)interest (referred to as Fin Chgs Act Lns on the Dilution Statement);

provided, however, that notwithstanding anything to the contrary herein, (i) the amount of any such dilutive items shall have a reasonable relationship to the event, condition or other matters that are the basis for such change, (ii) the implementation of any dilutive item resulting in an overadvance shall not be deemed to cause a Default or an Event of Default until three (3) Business Days thereafter, and (iii) the Lenders and the Administrative Agent agree that to the extent that the Borrowing Base, on any date of determination, exceeds the Maximum Revolver Amount, the Dilution will not apply to the Maximum Revolver Amount and shall only be applied against the Borrowing Base, as opposed to the Maximum Revolver Amount.

“Dilution Statement” means the statement setting forth the Dilution at the end of each fiscal period of the Parent substantially in the form set forth on Exhibit A to the Third Amendment, as such exhibit may be updated from time to time upon the mutual agreement of Parent and Administrative Agent.

“Third Amendment” means that certain Third Amendment to Credit Agreement, dated as of the Third Amendment Effective Date, by and among Borrowers, Guarantors, Administrative Agent and the Lenders party thereto.

“Third Amendment Extension Fee” shall have the meaning given to such term in the Third Amendment.

“Third Amendment Effective Date” means July 1, 2019.

2.05Amendment to Section 2.4(d). Effective as of the Third Amendment Effective Date, Section 2.4(d) of the Credit Agreement is hereby amended by removing “50%” and replacing it with “40%”.

2.06Amendment to Section 5.1. Effective as of the Third Amendment Effective Date, Section 5.1 of the Credit Agreement is hereby amended by removing the “and” at the end of Section 5.1(a), removing the period at the end of Section 5.1(b) and replacing it with “; and”, and adding a new section “5.1(c)” following the end of Section 5.1(b) thereof to read as follows:

“(c)Quarterly Dilution Statements. Within (i) 45 days after the end of each of the first three (3) quarterly fiscal periods of each fiscal year of the Parent and (ii) 90 days after the end of each fiscal year of the Parent, a statement setting forth the Dilution as of the end of such fiscal period, specifying in reasonable detail as calculated on the Dilution Table, and certified by a Responsible Officer of the Parent and its Consolidated Subsidiaries.”

2.07Amendment to Schedule 2.1(a).  Effective as of the Third Amendment Effective Date, Schedule 2.1(a) to the Credit Agreement is hereby amended, restated and replaced in its entirety by Schedule 2.1(a) attached hereto.

ARTICLE III
No WAIVER

3.01No Waiver.  Nothing contained in this Amendment shall be construed as a waiver by Administrative Agent or any Lender of any covenant or provision of the Credit Agreement or the other

Credit Documents, and the failure of Administrative Agent or any Lender at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of Administrative Agent and the Lenders to thereafter demand strict compliance therewith. Administrative Agent and the Lenders hereby reserve all rights granted under the Credit Agreement, the other Credit Documents and this Amendment.

ARTICLE IV.
CONDITIONS PRECEDENT

4.01Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction in full, in a manner reasonably satisfactory to Administrative Agent, of the following conditions precedent (the first such date upon which all such conditions have been satisfied being herein called the “Third Amendment Effective Date”):

(a)Administrative Agent shall have received this Amendment, duly executed by Borrowers, Guarantors and Lenders in form and substance reasonably satisfactory to Administrative Agent and each Lender and its respective counsel.

(b) Administrative Agent shall have received a Second Amended and Restated Revolving Loan Note duly executed by Borrowers in favor of Veritex Community Bank, as successor in interest to Green Bank, N.A., after giving effect to the Third Amendment Assignment (as defined below).

(c)[Reserved].

(d)[Reserved].

(e)[Reserved].

(f)[Reserved].

(g)The representations and warranties made by the Credit Parties herein and in the other Credit Documents shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case on and as of the date of the Third Amendment Effective Date as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

(h)No Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date or immediately after giving effect to the Third Amendment unless such Default or Event of Default shall have been waived in accordance with the Credit Agreement.

(i)[Reserved].

(j)Administrative Agent shall have received all other corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to Administrative Agent and its counsel.

(k)Borrowers shall have paid the Third Amendment Extension Fee (as defined below) and all other fees, costs and expense due and payable as of the Third Amendment Effective Date under the Credit Agreement and the other Credit Documents.

(l)[Reserved].

(m)Administrative Agent shall have received a duly executed Assignment and Assumption (the “Third Amendment Assignment”) documenting the transfer of Jefferies Finance LLC’s Revolving Commitment to Veritex Community Bank, as successor in interest to Green Bank, N.A., and evidence that all terms have been complied therewith, which shall be deemed effective immediately prior to this Amendment.

For purposes of determining compliance with the conditions specified in this Article IV, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Third Amendment Effective Date specifying its objection thereto.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.01[Reserved].

5.02Survival of Representations and Warranties; Additional Representations and Warranties. (a) All representations and warranties made in the Credit Agreement, the Amendment and the other Credit Documents, shall survive the execution and delivery of this Amendment, and no investigation by Administrative Agent or any Lender shall affect the representations and warranties or the right of Administrative Agent or any Lender to rely upon them and (b) the Borrowers hereby represent and warrant as of the Third Amendment Effective Date to the Administrative Agent and the Lenders that each Senior Notes Indenture (other than as described in clause (a) of the definition thereof), when made, met the requirements of an “Additional Note” (as described in the definition thereof) permitted under Section 6.2(p) of the Credit Agreement, was made in accordance with Section 6.2(p) of the Credit Agreement and continues to meet the requirements of an “Additional Note” (as described in the definition thereof).  Borrowers further represent and warrant that, after giving effect to this Amendment, the Credit Agreement is and shall continue to be permitted debt under each Senior Notes Indenture and the Liens securing the Obligations are, and shall continue to be, permitted liens under each Senior Notes Indenture and nothing contained herein shall cause an event of default to occur under any such Senior Notes Indenture.

5.03General Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Credit Documents and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement (including, without limitation, the Guaranty set forth in Article X thereof) and the other Credit Documents are ratified and confirmed and shall continue in full force and effect.  The Credit Parties, the Administrative Agent and the Lenders agree that the Credit Agreement and the other Credit Documents, as amended hereby or in connection herewith, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms subject as to enforcement of remedies to (x) any Debtor Relief Laws and (y) general principles of equity, whether applied by a court of law or equity.  Each Credit Party ratifies and reaffirms the Obligations (as extended hereby) are secured by the Credit Documents including, without limitation, all indebtedness and other obligations of Borrowers now or hereafter existing under the Credit Agreement.

5.04References to Credit Agreement. Each of the Credit Agreement and the other Credit Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Credit Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

5.05Fees.  Borrowers shall pay to Administrative Agent a non-refundable extension fee of $325,000.00 for the pro rata benefit of each Lender based on its Revolving Commitment after giving effect to this Amendment (the “Third Amendment Extension Fee”), which Third Amendment Extension Fee shall be due and payable and fully earned on the Third Amendment Effective Date.

5.06Costs and Expenses. Each Credit Party acknowledges that Section 9.5 of the Credit Agreement applies to this Amendment and the transactions, agreements and documents contemplated thereunder.

5.07Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.08Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Administrative Agent, Lenders, Credit Parties and their respective successors and permitted assigns, except that Credit Parties may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of Administrative Agent and the Lenders and the Administrative Agent may only assign their rights hereunder as permitted by Section 9.6 of the Credit Agreement.

5.09Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or other electronic means shall be equally effective as delivery of a manually executed counterpart of this Amendment.

5.10Further Assurances. To the extent required by Section 5.13 of the Credit Agreement, each Credit Party agrees to execute such other and further documents and instruments as Administrative Agent may request to implement the provisions of this Amendment.

5.11Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrowers shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.12No Limitation on Administrative Agent. Nothing in this Amendment shall be deemed in any way to limit or restrict Administrative Agent’s or any Lender’s rights to seek in a bankruptcy court or any other court of competent jurisdiction, any relief Administrative Agent or any Lender may deem appropriate in the event that there is an Event of Default continuing pursuant to Section 7.1(e) of the Credit Agreement.

5.13Material Inducement. Each Credit Party further acknowledges and agrees that the representations, acknowledgments, agreements and warranties in this Amendment have been made by Credit Parties as a material inducement to Administrative Agent and the Lenders to into this Amendment, that Administrative Agent and the Lenders are relying on such representations and warranties, and that Administrative Agent and the Lenders would not have entered into this Amendment without such representations, acknowledgments, agreements, and warranties.

5.14Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.15Applicable Law. Sections 9.12 and 9.13 of the Credit Agreement are hereby incorporated herein, mutatis mutandis.

5.16Full Opportunity for Review; No Undue Influence. Credit Parties have reviewed this Amendment and acknowledges and agrees that each of them (a) understands fully the terms of this Amendment and the consequences of the issuance hereof, (b) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment with, such attorneys and other Persons as it may wish, and (c) has entered into this Amendment of its own free will and accord and without threat or duress. This Amendment and all information furnished to Administrative Agent and the Lenders is made and furnished in good faith, for value and valuable consideration. This Amendment has not been made or induced by any fraud, duress or undue influence exercised by Administrative Agent or Lender or any other Person.

5.17.Entire Agreement.  THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES PERTAINING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER and PARENT:

ENOVA INTERNATIONAL, INC., a Delaware corporation

By:         /s/ David Fisher
Name:    David Fisher
Its:         Chief Executive Officer

[Signature Page to Third Amendment]

BORROWERS:

CNU ONLINE HOLDINGS, LLC, a Delaware limited liability company

OHIO CONSUMER FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company

By:         /s/ David Fisher
Name:    David Fisher
Its:         Chief Executive Officer

CASHNET CSO OF MARYLAND, LLC, a Delaware limited liability company

CNU OF ALABAMA, LLC, a Delaware limited liability company

CNU OF IDAHO, LLC, a Delaware limited liability company

CNU OF KANSAS, LLC, a Delaware limited liability company

CNU OF SOUTH DAKOTA, LLC, a Delaware limited liability company

CNU OF UTAH, LLC, a Utah limited liability company

TENNESSEE CNU, LLC, a Delaware limited liability company

By: Headway Capital, LLC

Its: Member

By:         /s/ David Fisher
Name:  David Fisher
Its:        Chief Executive Officer

[Signature Page to Third Amendment]

CASHNETUSA OF FLORIDA, LLC, a Delaware limited liability company

CNU OF ALASKA, LLC, a Delaware limited liability company

CNU OF ARIZONA, LLC, a Delaware limited liability company

CNU OF CALIFORNIA, LLC, a Delaware limited liability company

CNU OF COLORADO, LLC, a Delaware limited liability company

CNU OF DELAWARE, LLC, a Delaware limited liability company

CNU OF FLORIDA, LLC, a Delaware limited liability company

CNU OF HAWAII, LLC, a Delaware limited liability company

CNU OF ILLINOIS, LLC, a Delaware limited liability company

CNU OF INDIANA, LLC, a Delaware limited liability company

CNU OF LOUISIANA, LLC, a Delaware limited liability company

CNU OF MAINE, LLC, a Delaware limited liability company

CNU OF MICHIGAN, LLC, a Delaware limited liability company

CNU OF MINNESOTA, LLC, a Delaware limited liability company

CNU OF MISSISSIPPI, LLC, a Delaware limited liability company

CNU OF MISSOURI, LLC, a Delaware limited liability company

CNU OF MONTANA, LLC, a Delaware limited liability company

CNU OF NEVADA, LLC, a Delaware limited liability company

CNU OF NEW HAMPSHIRE, LLC, a Delaware limited liability company

CNU OF NEW MEXICO, LLC, a Delaware limited liability company

CNU OF NORTH DAKOTA, LLC, a Delaware limited liability company

CNU OF OHIO, LLC, a Delaware limited liability company

CNU OF OKLAHOMA, LLC, a Delaware limited liability company

By: CNU Online Holdings, LLC

Its:  Member

By:         /s/ David Fisher
Name:  David Fisher
Its:        Chief Executive Officer

[Signature Page to Third Amendment]

CNU OF OREGON, LLC, a Delaware limited liability company

CNU OF RHODE ISLAND, LLC, a Delaware limited liability company

CNU OF SOUTH CAROLINA, LLC, a Delaware limited liability company

CNU OF TENNESSEE, LLC, a Delaware limited liability company

CNU OF TEXAS, LLC, a Delaware limited liability company

CNU OF VIRGINIA, LLC, a Utah limited liability company

CNU OF WASHINGTON, LLC, a Delaware limited liability company

CNU OF WISCONSIN, LLC, a Delaware limited liability company

CNU OF WYOMING, LLC, a Delaware limited   liability company

CNU OF IOWA, LLC, a Delaware limited liability company

CNU Global-1, LLC, a Delaware limited liability company

CNU Global-2, LLC, a Delaware limited liability company

Enova SMB, LLC, a Delaware limited liability company

By: CNU Online Holdings, LLC

Its:  Member

By:         /s/ David Fisher
Name:  David Fisher
Its:        Chief Executive Officer

[Signature Page to Third Amendment]

CASHNETUSA CO, LLC, a Delaware limited liability company CASHNETUSA OR, LLC, a Delaware limited liability company

THE CHECK GIANT NM, LLC, a Delaware limited liability company

By:         /s/ David Fisher
Name:  David Fisher
Its:        Chief Executive Officer

[Signature Page to Third Amendment]

GUARANTORS:

BILLERS ACCEPTANCE GROUP, LLC, a Delaware limited liability company

NC FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company

NETCREDIT FINANCE, LLC, a Delaware limited liability company

CNU DOLLARSDIRECT INC., a Delaware corporation

CNU DOLLARSDIRECT LENDING INC., a Delaware corporation

DEBIT PLUS, LLC, a Delaware limited liability company

ENOVA DECISIONS, LLC, a Delaware limited liability company

ENOVA FINANCE 2, LLC, a Delaware limited liability company

ENOVA FINANCE 3, LLC, a Delaware limited liability company

ENOVA FINANCE 4, LLC, a Delaware limited liability company

ENOVA FINANCIAL HOLDINGS, LLC, a Delaware limited liability company

ENOVA ONLINE SERVICES, INC., a Delaware corporation

HEADWAY CAPITAL LLC, a Delaware limited liability company

MOBILE LEASING GROUP, INC. a Delaware corporation

NETCREDIT LOAN SERVICES, LLC, a Delaware limited liability company

CASHEURONET UK, LLC, a Delaware limited liability company

By:         /s/ David Fisher
Name:  David Fisher
Its:        Chief Executive Officer

[Signature Page to Third Amendment]

AEL NET MARKETING, LLC, a Delaware limited liability company

AEL NET OF MISSOURI, LLC, a Delaware limited liability company

CNU TECHNOLOGIES OF IOWA, LLC, a Delaware limited liability company

DOLLARSDIRECT, LLC, a Delaware limited liability company

ENOVA BRAZIL, LLC, a Delaware limited liability company

ENOVA INTERNATIONAL GEC, LLC, a Delaware limited liability company

EURONETCASH, LLC, a Delaware limited liability company

By:  CNU Online Holdings, LLC

Its:   Member

By:         /s/ David Fisher
Name:  David Fisher
Its:        Chief Executive Officer

THE BUSINESS BACKER, LLC, a Delaware limited liability company

By:  Enova, SMB, LLC

Its:  Member

By:  CNU Online Holdings, LLC

Its:   Member

By:         /s/ David Fisher
Name:  David Fisher
Its:        Chief Executive Officer

[Signature Page to Third Amendment]

NC FINANCIAL SOLUTIONS OF ALABAMA, LLC, a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF ARIZONA, LLC, a

Delaware limited liability company

NC FINANCIAL SOLUTIONS OF CALIFORNIA, LLC, a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF DELAWARE, LLC, a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF FLORIDA, LLC, a

Delaware limited liability company

NC FINANCIAL SOLUTIONS OF GEORGIA, LLC, a

Delaware limited liability company

NC FINANCIAL SOLUTIONS OF IDAHO, LLC, a

Delaware limited liability company

NC FINANCIAL SOLUTIONS OF ILLINOIS, LLC, a

Delaware limited liability company

NC FINANCIAL SOLUTIONS OF INDIANA, LLC, a •

Delaware limited liability company

NC FINANCIAL SOLUTIONS OF KANSAS, LLC, a

Delaware limited liability company

NC FINANCIAL SOLUTIONS OF LOUISIANA, LLC, a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF MARYLAND, LLC, a Delaware limited liability company

By:   NC Financial Solutions, LLC

Its:    Member

By:            /s/ David Fisher
Name:   David Fisher
Its:        Chief Executive Officer

[Signature Page to Third Amendment]

NC FINANCIAL SOLUTIONS OF MISSISSIPPI, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF MISSOURI, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF MONTANA, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF NEVADA, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF NEW HAMPSHIRE, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF NEW JERSEY, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF NEW MEXICO, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF NORTH DAKOTA, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF OHIO, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF OREGON, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF RHODE ISLAND, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF SOUTH CAROLINA, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF SOUTH DAKOTA, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF TENNESSEE, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF TEXAS, LLC,

a Delaware limited liability company

NC FINANCIAL SOLUTIONS OF UTAH, LLC,

a Utah limited liability company

NC FINANCIAL SOLUTIONS OF VIRGINIA, LLC,

a Utah limited liability company

NC FINANCIAL SOLUTIONS OF WISCONSIN, LLC,

a Delaware limited liability company

CREDITME, LLC, a Delaware limited liability company

By:   NC Financial Solutions, LLC

Its:    Member

By:         /s/ David Fisher
Name:  David Fisher
Its:        Chief Executive Officer

[Signature Page to Third Amendment]

DEBIT PLUS PAYMENT SOLUTIONS, LLC, a Delaware limited liability company

DEBIT PLUS SERVICES, LLC, a Delaware limited liability company

DEBIT PLUS TECHNOLOGIES, LLC, a Delaware limited liability company

By:  Debit Plus, LLC

Its:   Member

By:         /s/ David Fisher
Name:   David Fisher
Its:         Chief Executive Officer

[Signature Page to Third Amendment]

ADMINISTRATIVE AGENT:

TBK BANK, SSB, as Administrative Agent

By      /s/ Dan Karas
Name: Dan Karas
Title:   Executive Vice President

[Signature Page to Third Amendment]

LENDER:

TBK BANK, SSB

By      /s/ Dan Karas
Name: Dan Karas
Title:   Executive Vice President

Notice Address:

TBK Bank, SSB

3 Park Central

Suite 1700

12700 Park Central Drive

Dallas, Texas  75251

Attention:  Dan Karas

Email:  dkaras@tbkbank.com

With a copy to:

Dorsey & Whitney LLP

300 Crescent Court, Suite 400

Dallas, Texas  75201

Attention:  Larry A. Makel, Esq.

[Signature Page to Third Amendment]

LENDER:

Veritex Community Bank, as successor in interest to Green Bank, N.A.

By:      /s/ Josh Plemmons

Name:  Josh Plemmons

Title:    Vice President

Notice Address:

Veritex Community Bank

8214 Westchester Drive, Suite 800

Dallas, Texas 75225

Attn: Josh Plemmons, Vice President

[Signature Page to Third Amendment]

LENDER:

AXOS BANK

By:        /s/ James Fraser

Name:  James Fraser

Title:    Executive Vice President

Notice Address:

Axos Bank

4350 La Jolla Village Drive, STE 140

San Diego, CA 92122

Attention: Thomas Constantine

Email:  tconstantine@axosbank.com

with a copy to:

Axos Bank

4350 La Jolla Village Drive, STE 140

San Diego, CA 92122

Attention: Eshel Bar-Adon

Email:  ebaradon@axosbank.com

[Signature Page to Third Amendment]

LENDER:

PACIFIC WESTERN BANK

By:      /s/ J.T. Cook, III

Name:  J.T. Cook, III

Title:    SVP, Portfolio Manager, Authorized Signatory

Notice Address:

Pacific Western Bank

5404 Wisconsin Avenue, 2nd Floor

Chevy Chase, MD  20815

Attention: Sue Choi

Email: schoi@pacificwesternbank.com

             jcook@capitalsource.com

[Signature Page to Third Amendment]

Schedule 2.1(a)

Revolving Lender	Revolving Commitment	Revolving Commitment Percentage
TBK Bank, SSB	$35,000,000.00	28.0%
Axos Bank	$35,000,000.00	28.0%
Pacific Western Bank	$35,000,000.00	28.0%
Veritex Community Bank, as successor in interest to Green Bank, N.A.	$20,000,000.00	16.0%
Total	$125,000,000.00	100.00%

Exhibit A

Dilution Statement